UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 Or 15(d) of the

 Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported: November 9, 2015

SALEM MEDIA GROUP, INC.

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

SIGNATURE

EXHIBIT INDEX

EXHIBIT 10.1

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 2, 2016, Salem Media of Colorado, Inc., a subsidiary of Salem Media Group, Inc. (“Company”) entered into a related party lease with trusts created for the benefit of Edward G. Atsinger III, Chief Executive Officer of the Company, and Stuart W. Epperson, Chairman of the Board of the Company (“Lease”).  The Lease is for real property located at 14095 Brighton Road, Brighton, CO and will be used to operate Company’s KNUS(AM) radio station.  The Nominating and Corporate Governance Committee (the “Committee”) of the Company reviewed the Lease and lease terms in comparable markets and determined that the terms of the transaction were no less favorable to the Company than those that would be available in a comparable transaction in arm’s length dealings with an unrelated third party.  The material terms of the Lease are as follows:

Lease Commencement	Location	Station Call Letters	Annual Rent (1)	Expiration Date (2)
March 15, 2016	Adams County, CO	KNUS(AM)	$42,000	2036

(1)

Annual rent is calculated as of March 15, 2016 for the first year of the Lease.  After the first year, the Lease is subject to annual increases of three percent (3%) or the Consumer Price Index (“CPI”), whichever is greater.

(2)

The initial term of the Lease commences on March 15, 2016 and expires on March 31, 2026.  The Company has two (2) successive options to extend the Lease for an additional five (5) years per option. The expiration date reported represents the expiration date assuming two (2) exercises of the Lease term occur at the Company’s option.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.  The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description
10.1

Lease Agreement dated March 2, 2016 between Salem Media of Colorado, Inc. and Edward G. Atsinger III, not individually but as sole trustee of the Atsinger Family Trust /u/a dated April 8, 2002, as amended, and Stuart W, Epperson, not individually but solely as trustee of the Stuart W. Epperson Revocable Living Trust /u/a dated January 14, 1993, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM MEDIA GROUP, INC.

Date: March 3, 2016	/s/Christopher J. Henderson
Christopher J. Henderson
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

Lease Agreement dated March 2, 2016 between Salem Media of Colorado, Inc. and Edward G. Atsinger III, not individually but as sole trustee of the Atsinger Family Trust /u/a dated April 8, 2002, as amended, and Stuart W, Epperson, not individually but solely as trustee of the Stuart W. Epperson Revocable Living Trust /u/a dated January 14, 1993, as amended.